UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2006

FLEXTRONICS INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marina Boulevard, # 28-00, Singapore	018989
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6890-7188

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 2, 2003, Flextronics International Ltd. (the “Company”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Silver Lake Partners Cayman, L.P., Silver Lake Investors Cayman, L.P. and Silver Lake Technology Investors Cayman, L.P. (the “Note Holders”), affiliates of Silver Lake Partners, pursuant to which the Company issued U.S. $195.0 million aggregate principal amount of its Convertible Junior Subordinated Notes due 2008 to the Note Holders.

On July 14, 2006, the Company entered into a First Amendment to Note Purchase Agreement (the “First Amendment”) with the Note Holders, providing for the amendment of the Note Purchase Agreement and the Notes to, among other things (i) extend the maturity date of the Notes to July 31, 2009 and (ii) provide for net share settlement of the Notes upon maturity. The Notes may no longer be converted or redeemed prior to maturity, other than in connection with certain change of control transactions, and upon maturity will be net share settled by the payment of cash equal to the face amount of the Notes and the issuance of shares with a value equal to any conversion value in excess of the face amount of the Notes.

Mr. James A. Davidson, a co-founder and managing director of Silver Lake Partners, was appointed to the Company’s Board in 2003 in connection with the Note Purchase Agreement, and is a member of the Company’s Board of Directors and Audit Committee.

The description of the First Amendment set forth above is not complete and is qualified in its entirety by reference to the First Amendment, a copy of which is attached as Exhibit 4.1 to this Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 3.03	Material Modification to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 1.01 of this report is incorporated by reference in this Item 3.03.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are filed with this Report on Form 8-K:

Exhibit	Description

4.1	First Amendment to Note Purchase Agreement, dated as of July 14, 2006, by and among Flextronics International Ltd., Silver Lake Partners Cayman, L.P., Silver Lake Investors Cayman, L.P. and Silver Lake Technology Investors Cayman, L.P.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXTRONICS INTERNATIONAL LTD.

Date: July 17, 2006	By:	/s/ Thomas J. Smach
Name: Thomas J. Smach Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description

4.1	First Amendment to Note Purchase Agreement, dated as of July 14, 2006, by and among Flextronics International Ltd., Silver Lake Partners Cayman, L.P., Silver Lake Investors Cayman, L.P. and Silver Lake Technology Investors Cayman, L.P.